HERITAGE CAPITAL APPRECIATION TRUST

HERITAGE GROWTH AND INCOME TRUST

HERITAGE INCOME TRUST

HERITAGE SERIES TRUST

SUPPLEMENT DATED DECEMBER 1, 2007

TO THE PROSPECTUS DATED JANUARY 2, 2007

Heritage Series Trust – Small Cap Stock Fund

Small Cap Stock Fund.  Effective December 7, 2007, Awad Asset Management, Inc. (“Awad”), one of the Subadvisers to the Heritage Series Trust – Small Cap Stock Fund (the “Fund”), became a wholly owned subsidiary of Eagle Asset Management, Inc. (“Eagle”), which is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”).  Prior to December 7, 2007, Awad was a direct wholly owned subsidiary of RJF.  In addition, Awad changed its name to Eagle Boston Investment Management, Inc. (“EBIM”).  The portfolio managers, David M. Adams and John “Jack” McPherson, will remain as the Lead Portfolio Manager and Co-Portfolio Manager, respectively.

As a result of these changes, all references to Awad Asset Management, Inc. or Awad should be replaced with Eagle Boston Investment Management, Inc. or EBIM.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE